UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2024

Jaguar Health, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36714	46-2956775
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Pine Street Suite 400
San Francisco, California		94104
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 371-8300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	JAGX	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 13, 2024, Jaguar Health, Inc. (the “Company”) entered into an amendment (the “Fourth ATM Amendment”) with Ladenburg Thalmann & Co. Inc. (“Ladenburg”) and Lucid Capital Markets, LLC (“Lucid” and, together with Ladenburg, the “Managers”) to that certain At the Market Offering Agreement, dated December 10, 2021 between the Company and Ladenburg (as amended by those certain amendments on February 2, 2022, May 23, 2024, July 17, 2024 and by the Fourth ATM Amendment, the “Agreement”). Pursuant to the Fourth ATM Amendment, the term during which Lucid shall continue to serve as a Manager under the Agreement shall be extended retrospectively from September 30, 2024 to November 30, 2024, unless further extended by the parties to the Agreement. If not otherwise amended or extended, then after November 30, 2024 Ladenburg will be the sole Manager, and Lucid shall no longer be a Manager, under the Agreement.

Also on November 13, 2024, the Company filed a supplement with the Securities and Exchange Commission to the Company’s prospectus supplement dated May 23, 2024 and the accompanying prospectus, dated May 1, 2024 relating to the Fourth ATM Amendment.

The foregoing description of Fourth ATM Amendment is not complete and is qualified in its entirety by reference to the full text of Fourth ATM Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Fourth ATM Amendment, dated November 13, 2024, to ATM Agreement by and among Jaguar Health, Inc., Ladenburg Thalmann & Co. Inc. and Lucid Capital Markets, LLC.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

Date:	November 13, 2024	By:	/s/ Lisa A. Conte
Lisa A. Conte President and Chief Executive Officer